UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Senior Notes Offering

On March 4, 2022, S&P Global Inc. (the “Company”) announced that it had priced a private offering (the “Notes Offering”) of $1,250,000,000 aggregate principal amount of the Company’s 2.450% Senior Notes due 2027, $1,250,000,000 aggregate principal amount of the Company’s 2.700% Sustainability-Linked Senior Notes due 2029, $1,500,000,000 aggregate principal amount of the Company’s 2.900% Senior Notes due 2032, $1,000,000,000 aggregate principal amount of the Company’s 3.700% Senior Notes due 2052 and $500,000,000 aggregate principal amount of the Company’s 3.900% Senior Notes due 2062 (collectively, the “New Notes”). The New Notes will be fully and unconditionally guaranteed by Standard & Poor’s Financial Services LLC and will only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes Offering is expected to close on March 18, 2022, subject to customary closing conditions.

On March 4, 2022, the Company issued a press release announcing the offering of the New Notes and a press release announcing the pricing of the New Notes, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Tender Offer

On March 4, 2022, the Company issued a press release announcing that it had commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 5.000% Senior Notes due 2022 (the “2022 Notes”), 4.000% Senior Notes due 2025 (the “4.000% 2025 Notes”) and 4.750% Senior Notes due 2025 (the “4.750% 2025 Notes” and, together with the 2022 Notes and 4.000% 2025 Notes, the “Tender Notes”). The Tender Offer is conditioned on the Company’s successful completion of the Notes Offering and on the other general conditions described in the Offer to Purchase. A copy of the Company’s press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Redemption of Notes

On March 4, 2022, the Company announced that it has delivered a conditional notice of redemption (the “Notice”) to the trustee of the Company’s 4.125% Senior Notes due 2023, 3.625% Senior Notes due 2024 and 4.000% Senior Notes due 2026 (collectively, the “Redemption Notes”). The Notice calls for the redemption of all of the outstanding $1.3 billion aggregate principal amount of the Redemption Notes (the “Redemption”) on March 19, 2022, in the case of the 2023 Notes and the 2024 Notes, and March 24, 2022, in the case of the 2026 Notes (each, a “Redemption Date”). The Redemption will be conditioned upon, among other requirements, the Company’s successful completion of the Notes Offering. A copy of the Company’s press release regarding the redemption of the Redemption Notes is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.3 and 99.4 are for informational purposes only and do not constitute an offer to purchase the Tender Notes or the Redemption Notes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

(99.1)	Press Release, dated March 4, 2022.

(99.2)	Press Release, dated March 4, 2022.

(99.3)	Press Release, dated March 4, 2022.

(99.4)	Press Release, dated March 4, 2022.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez Assistant Corporate Secretary & Chief Corporate Counsel

Dated: March 7, 2022